Supplement dated May 30, 2025
to the following statutory prospectus(es):
Nationwide Protector IVUL, Nationwide Protector IVUL - Series H, Nationwide Accumulator IVUL and Nationwide Accumulator IVUL - Series H dated May 1, 2025
This supplement updates certain information contained in your statutory prospectus. Please read and retain this supplement for future reference.
1. Effective May 1, 2025, in Appendix A: Underlying Mutual Funds Available Under the Policy, for the Invesco V.I. Balanced-Risk Allocation Fund: Series I Shares, the value in the Current Expenses cell is deleted and replaced with the following: 0.88%
2. Effective May 1, 2025, in Appendix A: Underlying Mutual Funds Available Under the Policy, for the BlackRock Variable Series Funds, Inc. - BlackRock Global Allocation V.I. Fund: Class I, the value in the Current Expenses cell is deleted and replaced with the following: 0.77%
PROS-1013